                                                            EXHIBIT 23(d)(ii)(b)

                                   SCHEDULE A
                              DATED AUGUST 19, 2004
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

                             Large Cap Value Series
                              Mid Cap Value Series
                             Small Cap Value Series
                           Small/Mid Cap Value Series

                                   SCHEDULE B
                              DATED AUGUST 19, 2004
                                       TO
                               ADVISORY AGREEMENT
                             DATED NOVEMBER 1, 1999
                                     BETWEEN
                              WT INVESTMENT TRUST I
                                       AND
                          CRAMER ROSENTHAL MCGLYNN, LLC

                                  FEE SCHEDULE

                                                         ANNUAL FEE AS A % OF
        SERIES                                         AVERAGE DAILY NET ASSETS
        ------                                         ------------------------
Large Cap Value Series                          .55% of the Series' first $1 billion of
                                                average daily net assets; .50%
                                                of the Series' next $1 billion
                                                of average daily net assets; and
                                                .45% of the Series' average
                                                daily net assets over $2
                                                billion.

Small Cap Value Series                          .75% of the Series' first $1 billion of
                                                average daily net assets; .70%
                                                of the Series' next $1 billion
                                                of average daily net assets; and
                                                .65% of the Series' average
                                                daily net assets over $2
                                                billion.

Mid Cap Value Series                            .75% of the Series' first $1 billion of
                                                average daily net assets; .70%
                                                of the Series' next $1 billion
                                                of average daily net assets; and
                                                .65% of the Series' average
                                                daily net assets over $2
                                                billion.

Small/Mid Cap Value Series                      .75% of the Series' first $1 billion of
                                                average daily net assets; .70%
                                                of the Series' next $1 billion
                                                of average daily net assets; and
                                                .65% of the Series' average
                                                daily net assets over $2
                                                billion.

                                      C-3